UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 2, 2026

Date of Report (Date of earliest event reported)

COLUMBUS McKINNON CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-34362	16-0547600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte NC	28277
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 689-5400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure.

As previously disclosed, on February 10, 2025, Columbus McKinnon Corporation, a New York corporation (the “Company”), Kito Crosby Limited, a company incorporated under the laws of England and Wales (“Kito”), the equityholders of Kito set forth on the signature pages thereto (each, a “Seller” and collectively, the “Sellers”) and Ascend Overseas Limited, a company incorporated under the laws of England and Wales, solely in its capacity as the representative (as defined therein), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, and subject to the satisfaction or waiver of the conditions set forth therein, the Company will purchase all of the issued and outstanding equity of Kito (the “Acquisition”). As contemplated by the Stock Purchase Agreement, the Acquisition is subject to approval by the U.S. Department of Justice’s Antitrust Division (the “DOJ”).

As previously disclosed, on January 13, 2026, the Company entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) by and among the Company, Star Hoist Intermediate, LLC and Royal NY Company Holdings, LLC (“Holdings”) providing for the sale of 100% of the equity interests of Holdings and the Company’s U.S. power chain hoist and chain manufacturing operations.

On January 29, 2026, the DOJ filed a complaint and a proposed final judgment (the “Consent Decree”) as well as an Asset Preservation and Hold Separate Stipulation and Order (the “Hold Separate”) agreed to by the Company and the Sellers with the U.S. District Court for the District of Columbia. The Hold Separate was subsequently approved by the U.S. District Court for the District of Columbia on January 31, 2026. The Consent Decree resolves the DOJ’s investigation into the Acquisition and requires the parties to, among other things, carry out the divestitures to be made pursuant to the Equity Purchase Agreement described above.

On February 2, 2026, the Company issued a press release announcing the Company’s entry into the Consent Decree. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and the exhibit attached to this Current Report on Form 8-K as Exhibit 99.1 are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated February 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

Date: February 2, 2026	By:	/s/ Gregory P. Rustowicz
	Name:	Gregory P. Rustowicz
	Title:	Executive Vice President Finance and Chief Financial Officer (Principal Financial Officer)